MINERAL PROPERTIES	6 Months Ended
Jun. 30, 2013
MINERAL PROPERTIES
MINERAL PROPERTIES
NOTE 5 – MINERAL PROPERTIES

Relief Canyon Properties

The Relief Canyon properties are located in Pershing County about 100 miles northeast of Reno, Nevada and at the southern end of the Humboldt Range. The Relief Canyon properties do not currently have any mineral reserves and all activities undertaken and currently proposed are exploratory in nature.

Relief Canyon Mine

Through the Company’s wholly-owned subsidiary, Gold Acquisition, the Company owns 84 unpatented lode mining claims and 118 unpatented millsites at the Relief Canyon Mine property. The property includes the Relief Canyon Mine and gold processing facilities, currently in a care and maintenance status. The Relief Canyon Mine includes three open pit mines, heap leach pads comprised of six cells, two solution ponds and a cement block constructed adsorption desorption-recovery (ADR) solution processing circuit. The ADR type process plant consists of four carbon columns, acid wash system, stripping vessel, electrolytic cells, a furnace and a retort for the production of gold doré. The process facility was completed in 2008 by Firstgold Corp and produced gold until 2009 and is currently in a care and maintenance status. The facilities are generally in good condition.

Pershing Pass Property

The Pershing Pass Property is located to the south of the Relief Canyon Mine property and consists of 489 unpatented lode mining claims (30 of which were acquired in February 2012) covering approximately 9,700 acres. Silver Scott Mines, Inc. located the claims and was the sole owner of the Pershing Pass property prior to the Company’s purchase. There is evidence of historic mining activity on the Pershing Pass property. In April 2012 the Company purchased an additional 17 mining claims adjacent to the Pershing Pass Property.

Newmont Leased Properties

On April 5, 2012, the Company purchased from Victoria Gold Corp. and Victoria Resources (US) Inc. (“VRI”) their interest in approximately 13,300 acres of mining claims and private lands adjacent to the Company’s landholdings at the Relief Canyon Mine in Pershing County, Nevada. Approximately 8,900 acres of these properties are held under leases and subleases with Newmont USA Ltd., which the Company refers to as the Newmont Leased properties. Victoria Gold has reserved a 2% net smelter return royalty from the production on 221 of the 283 unpatented mining claims that it owned directly.

The Company has posted bonds with the United States Department of the Interior Bureau of Land Management (“BLM”) as required by the State of Nevada in an amount equal to the maximum cost to reclaim land disturbed in its mining process. The Company posted a reclamation bond deposit of approximately $4.6 million to provide surface reclamation coverage for the Relief Canyon Mine, as required by the BLM to secure remediation costs if the project is abandoned or closed. Due to its investment in the bond and the close monitoring of the BLM Nevada State Office, the Company believes that it has adequately mitigated any liability that could be incurred by the Company to reclaim lands disturbed in its mining process.

As of June 30, 2013, based on management’s review of the carrying value of mineral rights, management determined that there is no evidence that the cost of these acquired mineral rights will not be fully recovered and accordingly, the Company has determined that no adjustment to the carrying value of mineral rights was required.

As of the date of these consolidated financial statements, the Company has not established any proven or probable reserves on its mineral properties and has incurred only acquisition and exploration costs.

Mineral properties consisted of the following:

	June 30, 2013	December 31, 2012
Relief Canyon Mine – Gold Acquisition	$8,501,071	$8,501,071
Relief Canyon Mine – Newmont Leased Properties	7,709,441	7,709,441
Pershing Pass Property	576,400	576,400

	$16,786,912	$16,786,912